SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2004

THE SOUTHERN BANC COMPANY, INC.

(Exact name of registrant as specified in charter)

Delaware	33-93218	63-1146351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 S. 6th Street, Gadsden, Alabama	35901-4102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (256) 543-3860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Form 8-K/A is to file the letter from KPMG LLP (“KPMG”) dated December 9, 2004 as Exhibit 16.1 to the Form 8-K dated December 3, 2004. KPMG’s letter was unavailable at the time the Form 8-K dated December 3, 2004 was filed with the Securities and Exchange Commission. Therefore, filed with this Form 8-K/A is Exhibit 16.1, Letter re: Change in Certifying Accountant.

Item 4.01 Changes In Registrant’s Certifying Accountant

On December 3, 2004, the Registrant dismissed its independent registered public accounting firm, KPMG LLP (“KPMG”), and appointed Barfield, Murphy, Shank & Smith, P.C. (“BMSS”) as its new independent registered public accounting firm. This determination followed the Registrant’s decision to seek proposals from independent accountants to audit the Registrant’s financial statements for the fiscal year ending June 30, 2005. The decision not to renew the engagement of KPMG and to retain BMSS was approved by the Audit Committee. KPMG’s report on the Registrant’s 2004 financial statements dated August 3, 2004, was issued in conjunction with the filing of the Registrant’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

During the Registrant’s two most recent fiscal years ended June 30, 2004, and the subsequent interim period through December 3, 2004, there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference thereto in their reports on the financial statements for such fiscal years.

The audit reports of KPMG on the consolidated financial statements of the Registrant and subsidiary as of and for the fiscal years ended June 30, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Registrant’s two most recent fiscal years ended June 30, 2004 and the subsequent interim period through December 3, 2004, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)(B)).

The Registrant requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the above statements. A copy of such letter, dated December 9, 2004, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Registrant’s two most recent fiscal years ended June 30, 2004, and the subsequent interim period through December 3, 2004, the Registrant did not consult with BMSS regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1 -	Letter of KPMG LLP dated December 9, 2004, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTHERN BANC COMPANY, INC.

DATE: December 14, 2004	By:	/s/ Gates Little
Gates Little
Chairman of the Board,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
16.1	Letter of KPMG LLP dated December 9, 2004, regarding change in certifying accountant.